Exhibit 99.2


                          NOTICE OF GUARANTEED DELIVERY

                             FIRST INDUSTRIAL, L.P.
               OFFER TO EXCHANGE ITS 7.375% SENIOR NOTES DUE 2011,
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
         FOR ANY AND ALL OF ITS OUTSTANDING 7.375% SENIOR NOTES DUE 2011

          PURSUANT TO THE PROSPECTUS, DATED [__________________], 2001

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
[___________], 2001, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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     As set forth in the Prospectus dated [ ], 2001 (the "Prospectus") under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 7.375% Senior Notes due 2011 (the "Old Notes") of First Industrial, L.P., a Delaware limited partnership (the "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an Eligible Institution unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus.

                             The Exchange Agent is:

                      U.S. Bank Trust National Association

                              By First Class Mail:
                      U.S. Bank Trust National Association
                                 P.O. Box 64485
                             St. Paul, MN 55164-9549

By Registered, Certified or Overnight Mail:             By Hand (all others):
    U.S. Bank Trust National Association         U.S. Bank Trust National Association
         Attn: Specialized Finance                 Fourth Floor - Bond Drop Window
           180 East Fifth Street                        180 East Fifth Street
             St. Paul, MN 55101                           St. Paul, MN 55101

                                  By Facsimile:
                 (651) 244-1537 (For Eligible Institutions Only)

                                Telephone Number:
                       (800) 934-6802 Bondholder Services


         Delivery of this instrument to an address or transmission to a facsimile number other than as set forth above will not
                          constitute a valid delivery.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to First Industrial, L.P., a Delaware limited partnership (the "Company"), $________ principal amount of Old Notes, pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.

Certificate Numbers of Old Notes                  Principal Amount Tendered
        (if available)
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     If Old Notes will be tendered by book-entry transfer to The Depository
Trust Company, provide account number.

                           Account No.__________________________________________

     The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and U.S. Bank Trust National Association, as Trustee, with respect to the Old Notes tendered pursuant to the Exchange Offer.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.


                                    SIGN HERE


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          Signature(s) of Registered Holder(s) or Authorized Signatory

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                         Name(s) of Registered Holder(s)
                             (Please Type or Print)

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                                     Address

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                                    Zip Code

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                         Area Code and Telephone Number

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Dated: _______________________________________________________________,  2001

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                                    GUARANTEE

                    (Not to be Used for Signature Guarantees)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby (a) represents that the above-named person(s) has a net long position in the Old Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Old Notes complies with Rule 14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Old Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at a Book-Entry Transfer Facility (as defined in the Prospectus), in each case together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the date hereof.



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           Name of Firm                                   Title


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      Authorized Signature                    Name (Please Type or Print)

                                               Dated:___________________________
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             Address



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     Area Code and Telephone Number


NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS FORM.
      CERTIFICATES FOR OLD NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.